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Scudder Target 2012 Fund

Semiannual Report

January 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	Nasdaq Symbol	CUSIP Number
Scudder Target 2012 Fund	KRFCX	81123E-309

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder Target 2012 Fund	2.60%	-1.43%	-2.01%	2.80%	6.78%
S&P 500 Index+	-5.26%	-23.02%	-13.84%	-1.33%	8.96%
Lehman Brothers Government Bond Index++	4.87%	10.50%	10.48%	7.40%	7.31%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
Net Asset Value: 1/31/03	$ 8.14
7/31/02	$ 8.08
Distribution Information: Six Months: Income Dividends	$ .15

Lipper Rankings - Balanced Target Maturity Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	5	of	9	50
3-Year	7	of	9	70
5-Year	6	of	9	60
10-Year	3	of	4	60

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a) (Adjusted for Sales Charge)
[] Scudder Target 2012 Fund [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended January 31

Comparative Results (Adjusted for Sales Charge)
		1-Year	3-Year	5-Year	10-Year
Scudder Target 2012 Fund	Growth of $10,000	$9,364	$8,939	$10,908	$18,301
	Average annual total return	-6.36%	-3.67%	1.75%	6.23%
S&P 500 Index+	Growth of $10,000	$7,698	$6,397	$9,352	$23,596
	Average annual total return	-23.02%	-13.84%	-1.33%	8.96%
Lehman Brothers Government Bond Index++	Growth of $10,000	$11,050	$13,486	$14,291	$20,240
	Average annual total return	10.50%	10.48%	7.40%	7.31%

The growth of $10,000 is cumulative.

a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We've come a long way since the economy boomed in the late 1990s, contracted in 2001, then started recovering in 2002. To understand where we are, it's helpful to retrace how we got here.

During the boom of the late 1990s, companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues to recover. In the coming months, we believe businesses will likely respond to improving profits and the fading of corporate accounting scandals by picking up the rate of hiring and investing. And consumer spending is likely to be sustained by improving labor markets, solid income growth, low interest rates and tax cuts.

But the next step is not expected to be another boom. Businesses and consumers may be spending money, but they're doing so more cautiously than they have in the past. That's because they're intent on repairing their balance sheets and budgets after the last boom.

As a result, we expect the economy to continue to grow at a modest pace, with a more typical level of growth achieved in the second half of 2003 and 2004. But it's important to note that this outlook assumes that geopolitical uncertainty - fears of a drawn-out war in Iraq, tensions with North Korea, terrorism worldwide - will not result in any major crises. That doesn't mean that war has to be averted in the Middle East for our economy to stay on

Economic Guideposts Data as of 1/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

track; it just means that we assume no major shocks - such as significant terrorist strikes, a drawn-out military conflict or a spike in oil prices - will occur.

If such shocks are avoided, we believe the economic recovery should solidify and have a positive effect on the financial markets.

We expect the stock market to improve as businesses begin to make money again. But, even after the price declines of the past three years, stocks are still not cheap, so we expect returns to be lower than they were in the 1980s and 1990s. Over the long haul, we expect equity returns to beat Treasuries by a smaller margin than we saw in recent decades.

As for the fixed-income market, we believe that interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of February 15, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Kathleen Millard, lead portfolio manager of Scudder Target 2012 Fund, discusses the market environment, her team's investment strategy and the fund's performance for the six months ended January 31, 2003.

Q: Will you provide an overview of market conditions during the period - August 1, 2002 through January 31, 2003?

A: The past six months has been an extremely dismal period for stocks but a brighter one for high-quality bonds, such as those in which the fund is invested. At the start of the fiscal period, the stock market continued to feel the effects of the extended downturn that began in March 2000. After a sharp decline just days before the start of the period, stocks rallied as bargain hunters jumped in and took advantage of the best stock valuations seen in years. In September and early October, the market gave back earlier gains, and the Standard & Poor's 500 index (S&P 500) dropped slightly below its July levels. After this brief decline, many stocks, including technology and telecommunications stocks - two of the worst market sectors in this bear market - rallied through the end of December, sparking some renewed investor enthusiasm for the equity markets. In January, the market reversed course again and declined due to lower-than-expected corporate earnings reports and fears of a risk of war with Iraq.

Q: How did the fund perform during this period?

A: Scudder Target 2012 Fund's total return was 2.60% for the six months ended January 31, 2003. This compares with a loss of 5.26% by the S&P 500 (the fund's equity benchmark) and a gain of 4.87% by the Lehman Brothers Government Bond Index (the fund's bond benchmark) for the same period.

Q: What helped performance during the period?

A: The fund's bond position was critical in mitigating equity losses. Over the past six months, the fund's equity portfolio was helped by a variety of holdings - primarily stocks that were considered somewhat defensive. In the financial area, overweight positions relative to the S&P 500 in Bank of America and Citigroup helped performance. Both stocks performed well as they delivered favorable earnings and as fears of foreign loan defaults subsided. Avon Products, the world's leading direct seller of beauty aids, was a strong and consistent performer throughout the period. Our position in office supply retailer Staples was also helpful. While the technology sector was down for the six-month period, the fund's stock selection within technology helped relative performance. Lexmark International, Inc., Nokia Oyj (ADR) and Oracle Corp. were among the strongest performers.

Q: Were there strategies or specific stocks that proved disappointing?

A: We were of course disappointed that improving economic data never translated into stronger sustainable stock market returns during the period. Despite strong performance from some individual holdings, the fund's health care and financial sectors underperformed the benchmark. Up until October, Tenet Healthcare had been a great performer, advancing in a very volatile market. The company, which we sold from the portfolio in early November, fell amid concerns about its Medicare reimbursements and changes in its senior management. While Tenet was a relatively small position, its deep decline detracted from performance. Other stocks that fell were health care providers Wellpoint Health Networks, Inc. and CIGNA Corporation. Consumer finance giant Household International also declined dramatically as it restated earnings for the past nine years and was investigated for possible lending abuses. (As of January 31, 2003, positions in CIGNA Corporation and Household International were sold.) Other financial stocks that struggled included diversified financial firm Fannie Mae and Comerica, a bank company.

Q: Did you make any structural changes to the portfolio?

A: In 2003, we expect to see a change in stock leadership. We anticipate that stocks, whose prices have been depressed over the last few years, will lead the way in 2003 vs. defensive holdings that have held up well over the last few years. As a result, we have begun to take profits in holdings that are large positions in the fund and have outperformed for the past several years. We're using proceeds to add to or initiate positions in some of the more depressed stocks that also meet our investment criteria. As always, we will use our core, three-step process to build a well-diversified portfolio.

Q: Will you elaborate on your investment process for the fund?

A: We employ a three-step investment process to build a well-diversified portfolio of large-cap stocks. First, we use a quantitative screen to sort through a universe of 1,000 stocks based on valuation methods, including low price-to-earnings, low price-to-cash-flow and other measures such as the direction of earnings revisions. Next, a team of in-house equity analysts looks at each of the stocks that passed the quantitative screen to determine its intrinsic value. The analysts search for companies in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If the analysts' findings warrant further investigation, we will meet with company management and in some cases make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates. Finally, we employ a variety of risk management techniques in an effort to manage the fund's volatility vs. the S&P 500 - the fund's equity benchmark.

Q: Will you explain what zero-coupon bonds are and how they work?

A: Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that the investor can purchase the bond at a fraction of what it will be worth on a future date.

The trade-off, so to speak, is that bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds tend to be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q: What is your outlook for the economy and market?

A: The economic recovery that began in early 2002 has been modest, restrained by the unwinding of the excesses of the late-1990s boom and, more recently, by heightened geopolitical uncertainty. We believe that the moderate economic recovery currently under way is likely to continue in 2003. The economy is still being supported by stimulative monetary and fiscal policies, a strong housing sector and solid productivity gains.

During the last two years, companies have been cutting costs and improving working capital by reducing their inventories. We believe the recovery should gradually gain momentum as inventories are rebuilt and demand picks up. Historically, in the beginning of an economic recovery, a sharp improvement in productivity leads to higher profitability. Subsequently, firms may begin taking advantage of rebounding profits to invest in themselves and hire again.

The risks to this view are that companies are slow to rebuild inventories and that demand does not pick up. The economy also seems particularly vulnerable to adverse geopolitical shocks, especially the risk of war with Iraq. If a military conflict is avoided or proceeds more quickly and favorably than anticipated, however, confidence may surge and oil prices could pull back, providing a greater spur to recovery. The rebound we envision should be a gradual one.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Asset Allocation	1/31/03	7/31/02

US Government Obligations	70%	65%
Common Stocks	27%	32%
Cash Equivalents	3%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and US Government Obligations)	1/31/03	7/31/02

Financials	20%	19%
Information Technology	18%	17%
Health Care	15%	14%
Consumer Discretionary	13%	13%
Industrials	13%	13%
Consumer Staples	8%	10%
Energy	5%	6%
Telecommunication Services	4%	2%
Materials	3%	4%
Other	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2003 (8.9% of Portfolio)
1. Bank of America Corp. Provider of commercial banking services	1.1%
2. Johnson & Johnson Provider of health care products	1.0%
3. Citigroup, Inc. Provider of diversified financial services	1.0%
4. Exxon Mobil Corp. Explorer and producer of oil and gas	0.9%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	0.9%
6. Microsoft Corp. Developer of computer software	0.9%
7. General Electric Co. Industrial conglomerate	0.8%
8. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	0.8%
9. 3M Co. Manufacturer and provider of various services and equipment	0.8%
10. Avon Products, Inc. Manufacturer and retailer of cosmetics, jewelry and gift products	0.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 27.1%
Consumer Discretionary 3.6%
Hotel Restaurants & Leisure 0.3%
MGM Mirage, Inc.*	9,400	246,280
Internet & Catalog Retailing 0.2%
Amazon.com, Inc.*	7,400	161,690
Media 1.5%
AOL Time Warner, Inc.*	29,100	339,306
Gannett Co., Inc.	4,800	348,768
McGraw-Hill, Inc.	3,100	183,582
Viacom, Inc. "B"*	9,370	361,214
		1,232,870
Multiline Retail 0.7%
Target Corp.	7,900	222,859
Wal-Mart Stores, Inc.	7,100	339,380
		562,239
Specialty Retail 0.9%
Home Depot, Inc.	7,600	158,840
Staples, Inc.*	22,800	391,476
The Gap, Inc.	11,500	168,245
		718,561
Consumer Staples 2.2%
Beverages 0.8%
Anheuser-Busch Companies, Inc.	9,900	469,953
PepsiCo, Inc.	4,850	196,328
		666,281
Food Products 0.4%
ConAgra Foods, Inc.	14,200	348,326
Household Products 0.3%
Clorox Co.	6,700	256,074
Personal Products 0.7%
Avon Products, Inc.	12,000	600,000
Energy 1.4%
Oil & Gas
Anadarko Petroleum Corp.	5,400	248,994
ChevronTexaco Corp.	3,500	225,400
Exxon Mobil Corp.	21,824	745,290
		1,219,684
Financials 5.3%
Banks 1.8%
Bank of America Corp.	13,700	959,685
Bank One Corp.	8,600	313,986
Comerica, Inc.	6,900	279,450
		1,553,121
Diversified Financials 2.2%
Citigroup, Inc.	23,333	802,189
Fannie Mae	4,700	304,090
Lehman Brothers Holdings, Inc.	6,100	332,633
Morgan Stanley	11,600	439,640
		1,878,552
Insurance 1.3%
Ambac Financial Group, Inc.	3,100	166,067
American International Group, Inc.	7,925	428,901
Marsh & McLennan Companies, Inc.	6,600	281,358
MetLife, Inc.	6,600	176,682
		1,053,008
Health Care 4.2%
Biotechnology 0.5%
Amgen, Inc.*	7,700	392,392
Health Care Equipment & Supplies 0.7%
Biomet, Inc.	6,800	189,999
Guidant Corp.*	10,400	349,648
		539,647
Health Care Providers & Services 0.5%
McKesson Corp.	9,100	258,713
Wellpoint Health Networks, Inc.*	2,700	196,233
		454,946
Pharmaceuticals 2.5%
Allergan, Inc.	2,100	127,407
Eli Lilly & Co.	3,300	198,792
Johnson & Johnson	15,188	814,229
Merck & Co., Inc.	4,300	238,177
Pfizer, Inc.	24,250	736,230
		2,114,835
Industrials 3.4%
Aerospace & Defense 0.8%
United Technologies Corp.	11,000	699,380
Industrial Conglomerates 1.6%
3M Co.	5,450	678,798
General Electric Co.	30,900	715,026
		1,393,824
Machinery 1.0%
Deere & Co.	5,700	240,540
Illinois Tool Works, Inc.	5,600	340,592
Parker-Hannifin Corp.	5,600	225,736
		806,868
Information Technology 4.8%
Communications Equipment 0.7%
Cisco Systems, Inc.*	29,600	395,752
Nokia Oyj (ADR)	15,300	220,167
		615,919
Computers & Peripherals 1.2%
Dell Computer Corp.*	12,500	298,250
International Business Machines Corp.	5,200	406,796
Lexmark International, Inc.*	5,300	320,862
		1,025,908
IT Consulting & Services 0.3%
SunGard Data Systems, Inc.*	11,600	225,504
Semiconductor Equipment & Products 0.8%
Intel Corp.	12,800	200,960
Texas Instruments, Inc.	28,100	446,790
		647,750
Software 1.8%
Electronic Arts, Inc.*	3,500	181,195
Intuit, Inc.*	4,900	216,090
Microsoft Corp.*	15,300	726,138
Oracle Corp.*	34,100	410,223
		1,533,646
Materials 0.7%
Chemicals 0.1%
Dow Chemical Co.	4,100	119,146
Containers & Packaging 0.6%
International Paper Co.	13,300	474,810
Telecommunication Services 1.2%
Diversified Telecommunication Services 0.9%
ALLTEL Corp.	6,500	304,655
SBC Communications, Inc.	6,900	168,636
Verizon Communications, Inc.	8,600	329,208
		802,499
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.*	39,300	238,551
Utilities 0.3%
Electric Utilities
FirstEnergy Corp.	4,500	140,400
FPL Group, Inc.	2,600	151,814
		292,214
Total Common Stocks (Cost $24,389,379)		22,874,525

	Principal Amount ($)	Value ($)

US Government Obligations 70.2%
US Treasury Separate Trading Registered Interest and Principal Securities, 5.038%**, 2/15/2012 (Cost $54,412,636)	86,500,000	59,160,291

	Shares	Value ($)

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $2,283,152)	2,283,152	2,283,152
Total Investment Portfolio - 100.0% (Cost $81,085,167) (a)		84,317,968

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $81,323,744. At January 31, 2003, net unrealized appreciation for all securities based on tax cost was $2,994,224. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,090,269 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,096,045.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $81,085,167)	$ 84,317,968
Cash	10,000
Receivable for investments sold	54,294
Dividends receivable	24,118
Receivable for Fund shares sold	657,795
Total assets	85,064,175
Liabilities
Payable for investments purchased	19,713
Payable for Fund shares redeemed	41,581
Accrued management fee	35,714
Other accrued expenses and payables	36,856
Total liabilities	133,864
Net assets, at value	$ 84,930,311
Net Assets
Net assets consist of: Undistributed net investment income	905,305
Net unrealized appreciation (depreciation) on investments	3,232,801
Accumulated net realized gain (loss)	(5,982,597)
Paid-in capital	86,774,802
Net assets, at value	$ 84,930,311
Net Asset Value
Net Asset Value and redemption price per share ($84,930,311 / 10,428,601 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.14
Maximum offering price per share (100 / 95.00 of $8.14)	$ 8.57

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $847)	$ 193,080
Interest	1,327,585
Total Income	1,520,665
Expenses: Management fee	203,204
Administrative fee	81,282
Distribution service fees	101,672
Trustees' fees and expenses	5,582
Other	2,388
Total expenses	394,128
Net investment income (loss)	1,126,537
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,889,547)
Net unrealized appreciation (depreciation) during the period on investments	2,750,443
Net gain (loss) on investment transactions	860,896
Net increase (decrease) in net assets resulting from operations	$ 1,987,433

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income (loss)	$ 1,126,537	$ 2,638,727
Net realized gain (loss) on investment transactions	(1,889,547)	(3,604,506)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,750,443	(4,223,292)
Net increase (decrease) in net assets resulting from operations	1,987,433	(5,189,071)
Distributions to shareholders from: Net investment income	(1,500,583)	(3,181,069)
Net realized gains	-	(1,291,706)
Fund share transactions: Proceeds from shares sold	13,430,944	11,303,711
Reinvestment of distributions	1,453,228	4,360,924
Cost of shares redeemed	(4,276,630)	(24,869,509)
Net increase (decrease) in net assets from Fund share transactions	10,607,542	(9,204,874)
Increase (decrease) in net assets	11,094,392	(18,866,720)
Net assets at beginning of period	73,835,919	92,702,639
Net assets at end of period (including undistributed net investment income of $905,305 and $1,279,351, respectively)	$ 84,930,311	$ 73,835,919
Other Information
Shares outstanding at beginning of period	9,138,023	10,207,460
Shares sold	1,630,891	1,386,743
Shares issued to shareholders in reinvestment of distributions	178,529	520,396
Shares redeemed	(518,842)	(2,976,576)
Net increase (decrease) in Fund shares	1,290,578	(1,069,437)
Shares outstanding at end of period	10,428,601	9,138,023

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.08	$ 9.08	$ 11.09	$ 10.62	$ 10.52	$ 11.33
Income (loss) from investment operations: Net investment income (loss)	.12[b]	.28[b]	.31[b]	.32[b]	.32[b]	.39
Net realized and unrealized gain (loss) on investment transactions	.09	(.82)	(1.04)	.77	.82	.27
Total from investment operations	.21	(.54)	(.73)	1.09	1.14	.66
Less distributions from: Net investment income	(.15)	(.33)	(.38)	(.30)	(.37)	(.40)
Net realized gains on investment transactions	-	(.13)	(.90)	(.32)	(.67)	(1.07)
Total distributions	(.15)	(.46)	(1.28)	(.62)	(1.04)	(1.47)
Net asset value, end of period	$ 8.14	$ 8.08	$ 9.08	$ 11.09	$ 10.62	$ 10.52
Total Return (%)[c]	2.60**	(6.09)	(6.84)	10.49	11.47	6.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	74	93	112	117	118
Ratio of expenses before expense reductions (%)	.97*	.94	1.00[d]	.94	1.04	.95
Ratio of expenses after expense reductions (%)	.97*	.94	.98[d]	.93	1.04	.95
Ratio of net investment income (loss) (%)	2.77*	3.32	3.13	2.95	3.06	3.36
Portfolio turnover rate (%)	18*	107	53	40	44	67
[a] For the six months ended January 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .97% and .97%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Target 2012 Fund, (the "Fund") is a diversified series of Scudder Target Equity Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (February 15, 2012) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc., ("DeIM" or the "Advisor"), the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $3,827,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income	$ 1,300,425
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (3,827,000)
Unrealized appreciation (depreciation) on investments	$ 215,348

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from ordinary income	$ 3,208,026
Distributions from long-term capital gains	$ 1,264,749

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2003, purchases and sales of investment securities (excluding short-term instruments) aggregated $15,505,900 and $6,786,322, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.20% of average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2003, the Administrative Fee was $81,282, of which $14,286 is unpaid at January 31, 2003.

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2003, the Service Fee was $101,672 of which $18,522 is unpaid at January 31, 2003.

Underwriting Agreement. The Fund has an underwriting agreement with SDI. Underwriting commissions retained by SDI in connection with the distribution of the Fund's shares for the six months ended January 31, 2003 are $67,207.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2003, totaled $24,784 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2003, pursuant to the Administrative Agreement, no custodian credits were applied to the Administrative Fee.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short Duration Fund+

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Short-Term Municipal Bond Fund+

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund
+ Available on February 28, 2003

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund, Inc.

The New Germany Fund, Inc.

The Central European Equity Fund, Inc.

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121 (800) 294-4366
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002